UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2019

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 28, 2019, the Annual Meeting of Stockholders of ESSA Bancorp, Inc. (the “Company”) was held at Northampton Community College, Monroe Campus, Tannersville, Pennsylvania 18372 at 10:00 a.m., local time (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 25, 2019 (the “Proxy Statement”).

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Proposal 1 – Election of Three Directors

The stockholders elected the following directors who were nominated to serve for a term of three years.

	For	Withheld	Broker non-votes
Gary S. Olson	7,431,058	1,241,592	2,070,010
Joseph S. Durkin	6,874,251	1,798,399	2,070,010
Christine Davis Gordon	6,578,929	2,093,721	2,070,010

Proposal 2 –Ratification of the Appointment of Independent Registered Public Accountants

The stockholders approved the ratification of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

For	Against	Abstain
10,420,526	146,577	175,557

Proposal 3 – Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding, advisory basis, the resolution regarding the executive compensation described in the Proxy Statement as follows:

For	Against	Abstain	Broker non-votes
7,487,374	1,091,325	93,951	2,070,010

Item 8.01	Other Events

Dividend

On March 1, 2019, the Company announced that it would make a payment of a cash dividend of $0.10 per share of common stock. This dividend will be paid to stockholders of record as of March 16, 2019, payable on March 29, 2019. A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this report.

New Chairman

As previously disclosed in the Proxy Statement, effective as of the conclusion of the Annual Meeting, Chairperson William A. Viechnicki, D.D.S., retired as a director of the Company. Effective upon the retirement of Dr. Viechnicki, Director Robert C. Selig, Jr., became the new Chairperson of the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	ESSA Bancorp, Inc. press release dated March 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA BANCORP, INC.

DATE: March 4, 2019	By:	/s/ Gary S. Olson
Gary S. Olson
President and Chief Executive Officer